Vanguard® Global Environmental Opportunities Stock Fund
Schedule of Investments (unaudited)
As of July 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (97.4%)
China (16.1%)
	Contemporary Amperex Technology Co. Ltd. Class A	151,969	3,917
	Wuxi Lead Intelligent Equipment Co. Ltd. Class A	1,011,842	2,365
	Sungrow Power Supply Co. Ltd. Class A	241,724	2,308
	Xinyi Solar Holdings Ltd.	4,236,000	2,010
	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	637,028	1,628
			12,228
Denmark (14.7%)
*,1	Orsted A/S	75,633	4,508
	Novonesis (Novozymes) B Class B	58,028	3,694
*	Vestas Wind Systems A/S	121,232	3,000
			11,202
France (4.3%)
	Schneider Electric SE	13,702	3,303
Germany (3.7%)
	Infineon Technologies AG	81,372	2,827
India (4.5%)
	Power Grid Corp. of India Ltd.	827,106	3,445
Italy (0.6%)
	Industrie De Nora SpA	37,261	431
Japan (0.3%)
	Shimadzu Corp.	7,900	233
Spain (6.8%)
	Iberdrola SA (XMAD)	393,531	5,198
Taiwan (1.7%)
	Voltronic Power Technology Corp.	22,000	1,252
United Kingdom (2.9%)
	Croda International plc	29,530	1,535
	Spectris plc	17,840	700
			2,235
United States (41.8%)
	NextEra Energy Inc.	70,278	5,368
	Waste Management Inc.	25,109	5,089
*	ANSYS Inc.	12,406	3,891
	TE Connectivity Ltd.	23,422	3,615
*	Autodesk Inc.	13,244	3,278
*	Aptiv plc	42,513	2,950
	Tetra Tech Inc.	12,202	2,602
	Rockwell Automation Inc.	7,801	2,174
	Carlisle Cos. Inc.	3,748	1,569

Vanguard® Global Environmental Opportunities Stock Fund
		Shares	Market Value ($000)
	Trane Technologies plc	4,013	1,341
			31,877
Total Common Stocks (Cost $72,907)			74,231
Temporary Cash Investments (2.5%)
Money Market Fund (2.5%)
[2]	Vanguard Market Liquidity Fund, 5.390% (Cost $1,848)	18,484	1,848
Total Investments (99.9%) (Cost $74,755)			76,079
Other Assets and Liabilities—Net (0.1%)			114
Net Assets (100%)			76,193
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2024, the aggregate value was $4,508,000, representing 5.9% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of July 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	31,877	—	—	31,877
Common Stocks—Other	—	42,354	—	42,354
Temporary Cash Investments	1,848	—	—	1,848
Total	33,725	42,354	—	76,079